Biltmore Index Enhancing Fund

Biltmore Momentum/Dynamic ETF Fund

Biltmore Contrarian/Momentum Fund

Class A Shares

Class C Shres

(each a series of Northern Lights Fund Trust)

Supplement dated August 1, 2006

to Prospectus dated August 1, 2006

At this time, the only shares available for purchase are shares of the Biltmore Index Enhancing Fund.

The Biltmore Momentum/Dynamic ETF Fund and the Biltmore Contrarian/ Momentum Fund are not yet operational.   It is anticipated that shares of these two Funds will be available for purchase before the end of 2006.

This Supplement, and the Prospectus dated August 1, 2006, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated August 1, 2006) have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-866-722-1677.